UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

AEGIS ASSESSMENTS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Information Statement, if Other Than the Registrant(s))

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14c05(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

[AEGIS ASSESSMENTS, INC.]

7975 N. Hayden Road, Suite D-363

Scottsdale, Arizona 85258

(480) 778-9140

January __, 2007

To Our Stockholders:

On behalf of the Board of Directors and management of Aegis Assessments, Inc., I cordially invite you to attend a Special Meeting of Aegis’s stockholders to be held on Monday, February 26, 2007, at 9:00 a.m., local time, at 7975 N. Hayden Rd. Suite D-363, Scottsdale Arizona 85258, our corporate offices.

The only matter to be considered at the meeting is a proposal to amend Aegis’s Amended and Restated Certificate of Incorporation to increase the number of authorized Common Stock.

It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the envelope provided.

Sincerely,

Richard Reincke
Chairman of the Board

[AEGIS ASSESSMENTS, INC.]

7975 N. Hayden Road, Suite D-363

Scottsdale, Arizona 85258

(480) 778-9140

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

February __, 2007

Notice is hereby given that a Special Meeting of Stockholders of Aegis Assessments, Inc. will be held on Monday, February 26, 2007, at 9:00 a.m., local time, at 7975 N. Hayden Road, Suite D-363, Scottsdale Arizona 85258, for the purpose of considering and acting upon a proposal to amend Aegis’s Amended and Restated Certificate of Incorporation to increase the number of authorized Common Stock from one hundred million (100,000,000) to five hundred million (500,000,000).

The Special Meeting may be adjourned or postponed from time to time (including to obtain a quorum or solicit additional votes in favor of the proposal), and at any reconvened meeting action on the proposed amendment to the Amended and Restated Certificate of Incorporation may be taken without further notice to stockholders unless required by our Bylaws.

If you were a stockholder of record at the close of business on January 15, 2007, you are entitled to notice of and to vote at the Special Meeting and any adjournment or postponements thereof.

By order of the Board of Directors,

Richard Reincke
January __, 2007	Chairman of the Board

IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Special Meeting, please mark, sign, date and return the enclosed proxy promptly, using the return envelope enclosed, or give your proxy by telephone or over the Internet by following the instructions on the proxy card.

 [AEGIS ASSESSMENTS, INC.]

7975 N. Hayden Road, Suite D-363

Scottsdale, Arizona 85258

(480) 778-9140

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY __, 2007

Date of the Proxy Statement — January __, 2007

GENERAL INFORMATION

Information About the Special Meeting

The Special Meeting will be held on Monday, February 26, 2007, at 9:00 a.m., local time, at 7975 N. Hayden Road, Suite D-363, Scottsdale Arizona 85258.

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because Aegis’s Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. If you own Aegis Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Aegis’s Richard Reincke at (480) 778-9140. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and which is designed to assist you in voting your shares. On or about January __, 2007, we began mailing this Proxy Statement and the enclosed proxy card to all stockholders of record at the close of business on January 15, 2007.

Matter to be Voted on at the Special Meeting

The amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized Common Stock from one hundred million (100,000,000) to five hundred million (500,000,000). The Board recommends that you vote FOR the amendment.

Information About Voting

Stockholders can vote on matters presented at the Special Meeting in two ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card. If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed amendment.

(b) In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to Aegis’s Secretary, David Smith, prior to the Special Meeting, or by submitting a later-dated proxy to us.

Each Aegis common share is entitled to one vote. As of the record date, January 15, 2007 there were 58,346,681 shares of Common Stock outstanding.

Information Regarding Tabulation of the Vote

Aegis will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. Under the Bylaws, holders of Common Stock entitled to exercise a majority of the voting power of us, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval by holders of a majority of the outstanding Common Stock will be required to approve the amendment to increase in the authorized Common Stock from one hundred million (100,000,000) to five hundred million (500,000,000). Abstentions and broker non-votes, if any, will be counted as votes against the amendment.

Revocation of Proxies

If you give a proxy (either by mailing your proxy card, by telephone or over the Internet), you may revoke it at any time before it is exercised by giving notice to Aegis’s Secretary in writing or by means of other verifiable communication prior to the Special Meeting or by submitting a later-dated proxy to us.

Dissenter’s or Appraisal Rights

Aegis’s stockholders are not entitled to dissenter’s or appraisal rights under Delaware law in connection with the amendment.

Costs of Proxy Solicitation

Aegis will pay all the costs of soliciting these proxies. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of Aegis. Aegis will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses.

INFORMATION ABOUT AEGIS COMMON SHARE OWNERSHIP

Beneficial Ownership of Shares

     The following table sets forth information regarding the beneficial ownership of our common stock as of November 1, 2006, with respect to (i) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (ii) each Named Executive Officer; (iii) each director; and (iv) all Named Executive Officers and directors as a group. The information as to beneficial ownership was furnished to us by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 7975 N. Hayden Road, Suite D363, Scottsdale, AZ 85258.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name	Shares Beneficially Owned	Percentage of Shares Outstanding (1)

Eric Johnson	4,468,500	11.5%
Richard Reincke	1,555,700	4.0%
David A. Smith	955,000	2.5%

All executive officers and directors as a group (3 persons).	6,979,200	18.0%

PROPOSAL

The Board of Directors has approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized Common Stock from one hundred million (100,000,000) to five hundred million (500,000,000). The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders. A form of this amendment to our Amended and Restated Certificate is set forth on Exhibit A hereto.

At the Special Meeting, stockholders will be asked to consider and vote upon this amendment. The Board of Directors recommends that stockholders vote FOR the amendment.

Reasons for the Amendment

After the increase in the authorized number of shares of Common Stock, there will be 58,346,681 shares of our Common Stock issued and outstanding, leaving approximately 441,653,319 shares of our Common Stock available for future issuance.  The par value of our Common Stock will remain $0.001 per share.  The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. The Increase Amendment will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock would remain unchanged under the Increase Amendment.

The availability of additional authorized shares of Common Stock will enable us to satisfy our obligations to purchasers of its 6% convertible promissory notes (the “Notes”).  On October 27, 2006, we executed definitive agreements for the purchase by institutional, accredited investors for $1,000,000 of principal amount of the Notes maturing three years from the date of issuance.  The Notes will be convertible at the investors’ option, into shares of Common Stock at a per share conversion price equal to 60% multiplied by the average of the lowest three intraday trading prices for our Common Stock during the twenty trading days prior to the notice of conversion being sent. In connection with the issuance of the Notes, we issued to the investors seven-year common stock purchase warrants (the “Warrants”) to purchase 10,000,000 shares of Common Stock. The exercise price of the Warrants is $0.10.  We are not required and are not registering the shares of Common Stock underlying the Warrants. Therefore, the conversion of all of the Notes and the exercise of the Warrants would require us to issue a minimum of 176,666,667 shares of Common Stock at the current price of our Common Stock of $0.01 at January 12, 2007

More generally, the increase in the authorized number of shares of Common Stock will enable us to engage in (i) possible future financings and (ii) such other corporate purposes as the Board of Directors determines in its discretion.  These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under our employee benefit plans.  The increase in the number of authorized shares of common stock will enable us to promptly take advantage of market conditions and the availability of favorable opportunities without the delay associated with holding a special meeting of stockholders at such time.

Certain Effects of the Amendment

The increase in authorized Common Stock is not being proposed as a means of preventing or dissuading a change in control or takeover of us. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved Common Stock and preferred stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of us or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized Common Stock, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and our executive officers have no knowledge of any current effort to obtain control of us or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The proposed amendment to the Amended and Restated Certificate of Incorporation does not change the terms of the Common Stock. The additional Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

We could also use the additional Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although we have no present plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the Common Stock. Any such transaction may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results.

If approved by stockholders, it is anticipated that the amendment to the Amended and Restated Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State for the State of Delaware, which filing is expected to occur as soon as practicable after the Special Meeting.

The Board of Directors recommends a vote FOR the proposal to amend the Amended and Restated Certificate of Incorporation to increase the number of authorized Common Stock.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder proposal intended to be presented at the Annual Meeting of Stockholders to be held in 2007 must be received by our Secretary at its principal office in Scottsdale, Arizona, not later than March 31, 2007 for inclusion in our Proxy Statement and Form of Proxy relating to the Annual Meeting of Stockholders in 2007.

In order for a stockholder to bring other business before an annual meeting of stockholders, timely notice must be received in proper written form by our Secretary. To be timely, notice by a stockholder must be delivered to or mailed and received at our principal offices not later than March 31, 2007. To be in proper written form, notice by a stockholder to our Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description of the business desired to be brought before the meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class, series and number of shares of us which are beneficially owned by the stockholder and such other beneficial owner, (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual or special meeting to bring such business before such meeting.

By order of the Board of Directors,

Richard Reincke
Interim Chief Executive Officer, President
and Chief Operating Officer

EXHIBIT A

INCREASE AMENDMENT

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
AEGIS ASSESSMENTS, INC.

Pursuant to Section 242

of the

Delaware General Corporation Law

The undersigned, being the Interim Chief Executive Officer and President of Aegis Assessments, Inc., does hereby certify the following:

1. The name of the Corporation is Aegis Assessments, Inc.

2. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary”) on January 16, 2002 and the Amended and Restated Certificate of Incorporation was filed on September 25, 2002 with the Secretary.

3. The FOURTH paragraph of the Certificate of Incorporation is hereby amended to read as follows:

“FOURTH. The total number of shares of stock which this corporation shall have authority to issue is one hundred ten million (110,000,000) with a par value of $.001 per share amounting to $110,000.00. One hundred million (100,000,000) of those shares are Common Stock and ten million (10,000,000) of those shares are Preferred Stock. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought. The holders of shares of Preferred Stock shall have no right to vote such shares, except (i) as determined by the Board of Directors of this corporation in accordance with the provisions of Section (3) of ARTICLE FIFTH of this Amended and Restated Certificate of Incorporation, or (ii) as otherwise provided by the Delaware General Corporation Law, as amended from time to time.”

IN WITNESS WHEREOF, this certificate of Amendment has been signed this ____ day of ___________ 2007.

AEGIS ASSESSMENTS, INC.

Richard Reincke
Interim Chief Executive Officer and President

SPECIAL MEETING OF STOCKHOLDERS OF

AEGIS ASSESSMENTS, INC.

February __, 2007

Please complete, date, sign and mail your proxy card in the postage-paid envelope provided as soon as possible.

â Please detach along perforated line and mail in the envelope provided. â

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PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

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Proposal to amend Aegis Assessments, Inc’s Amended and Restated Certificate of Incorporation to increase the authorized shares of capital stock and to clarify a liquidation provision applicable to common stock.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear hereon. When shares are held jointly, each older should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership’s name by authorized person.

PROXY

AEGIS ASSESSMENTS, INC.
7975 N. Hayden Road, Suite D-363

Scottsdale, Arizona 85258

Proxy Solicited on Behalf of the Board of Directors.

     The undersigned, revoking any proxy heretofore given for the meeting of the stockholders described below, hereby appoints Richard Reincke and Douglas Kane, and each of them, proxies, with full powers of substitution, to represent the undersigned at the special meeting of stockholders of Aegis Assessments, Inc. to be held on February __, 2007, and at any adjournment or postponement thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows:

The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” APPROVAL OF PROPOSAL 1.

The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid special meeting of stockholders.

(Continued and to be signed and dated on the reverse side)

COMMENTS: